UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2021

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive
Post Office Box 98510
Las Vegas, Nevada                     89193-8510
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Southwest Gas Holdings, Inc. (the “Company”) was held on May 6, 2021. Holders of approximately 51,725,324 shares of common stock were represented in person or by proxy. The Company’s stockholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) approved the advisory vote on named executive officer compensation, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting of Stockholders:

Proposal 1. The election of ten (10) directors.

Name	For	Withhold	Broker Non-Votes
Robert L. Boughner	48,238,919	924,335	2,562,070
José A. Cárdenas	48,652,597	510,657	2,562,070
Stephen C. Comer	48,334,932	828,322	2,562,070
John P. Hester	48,757,088	406,165	2,562,070
Jane Lewis-Raymond	48,924,080	239,174	2,562,070
Anne L. Mariucci	46,644,565	2,518,688	2,562,070
Michael J. Melarkey	47,030,817	2,132,436	2,562,070
A. Randall Thoman	48,644,867	518,387	2,562,070
Thomas A. Thomas	48,542,532	620,722	2,562,070
Leslie T. Thornton	48,761,896	401,357	2,562,070

Proposal 2. Advisory vote to approve the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
48,094,703	843,616	224,934	2,562,070

Proposal 3. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2021.

For	Against	Abstain
51,303,808	298,791	122,724

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: May 10, 2021
/s/ THOMAS E. MORAN
Thomas E. Moran
Corporate Secretary/Legal Counsel